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                                                                Exhibit 10.15


                  NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                          RESALE SERVICE AGREEMENT

         This Agreement is by and between New England Telephone and Telegraph Company ("Company") d/b/a Bell Atlantic - Massachusetts and Wholesale Telecom & Electric Corporation ("Customer").

         WHEREAS, the Company will offer local exchange services ("Service(s)") for resale;

         WHEREAS, the Customer is a reseller operating in the Commonwealth of Massachusetts,;

         WHEREAS, the Company and the Customer have negotiated in good faith for the resale of such Services pursuant to and consistent with the Telecommunications Act of 1996.

         NOW, THEREFORE, in consideration of the mutual obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Customer agree as follows:

1.       RESALE ARRANGEMENT

         The Company will offer telecommunications services it provides at retail to end users in the Commonwealth of Massachusetts for resale by the Customer in accordance with the attached Terms and Conditions -- Resale Services ("Terms and Conditions") contained in Attachment A. Attachment A is incorporated herein as an integral and necessary part of the parties agreement. Whenever reference is made herein to the Agreement, the reference includes Attachment A.

2.       TERM OF AGREEMENT

      A. The Company will file the Agreement promptly following its execution with the Department for approval pursuant to section 252 of the Telecommunications Act of 1996. The Agreement will be effective in accordance with the Department's order or decision which approves the Agreement.

      B. Upon execution of the Agreement by both parties, the Company and Customer shall endeavor to jointly develop an implementation plan for the services that Customer will resell.

      C. Each Party agrees to fully support approval of the Agreement by the Department without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement. In the event the Department rejects this

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         Agreement in whole or in part, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification of the rejected portion(s); provided that such rejected portion(s) shall not affect the validity of the Remainder of this Agreement.

     D. The Agreement is subject to change, modification, or cancellation as may be required and mutually agreed by a either Party based on any significant change in Federal Communications Commission or Department rules which may impact the provision of service under this Agreement or the rights and obligations of the Parties under the Act. Either Party may terminate this Agreement with 90 days written notice to the other Party.

3.     CHARGES

       The Customer shall pay the Company the charges contained in Attachment A. The Parties understand that the charges contained in Attachment A are interim charges subject to revision by the Department. If the Department issues any decision or order which approves for any telecommunications carrier different charges for any of the services contained in Attachment A within six months following the effective date of this Agreement, the Parties will true-up the charges paid under this Agreement retroactive to the effective date of the Agreement based upon the decision or order of the Department. However, if the Department does not issue such a decision or order within six months, the Parties agree that there will be no true-up, and any new charges approved thereafter by the Department will apply to the services provided under this Agreement as of the date of the Department order or decision.

4.     PROMOTIONAL MATERIAL

       The Company shall provide the Customer with a reasonable amount of information related to the use of the services it will resell for Customer's use in its marketing and product materials. The Company, in consultation with Customer, shall determine the type, quantity, and availability of the information to be provided to Customer. The Company shall also make available to Customer's personnel basic training related to the use and operation of the services. The Company shall reasonably determine the timing and content of such training. Such training and promotional material shall be provided to the Customer only and the Company is under no obligation to provide any training or promotional material to any other person or entity the Customer may engage in the sale, provision, or use of the Services.

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5.     GOVERNING LAW

       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, except a provision of law which would refer any issue to another jurisdiction.

6.     ENTIRE AGREEMENT

       This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior understandings, oral or written representations, statements, negotiations, proposals and undertakings in oral written form.

7.     AMENDMENTS AND WAIVERS

       A. This Agreement may be amended or additional provisions may be added by written agreement signed by or on behalf of both parties. No amendment or waiver of any provisions of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same shall be in writing and signed by a duly authorized representative on behalf of the party against whom such amendment, waiver or consent is claimed, except as otherwise provided in this Agreement preceding. In addition, no course of dealing or failure of any party to enforce strictly any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.


       B Either party's failure at any time to enforce any of the provisions of this Agreement or any right with respect thereto, or to exercise any option herein provided, will in no way be construed to be a waiver of such provisions, rights, or options or in any way to affect the validity of this Agreement. The exercise by either party of any rights or options under the terms herein shall not preclude or prejudice the exercise thereafter of the same or other rights under this Agreement.

8.     ASSIGNMENT

       Neither party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however, each party may assign this Agreement to a corporate affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other party of such assignment or transfer. Any attempted assignment or transfer that is not permitted shall be void AB INITIO. All obligations and duties of any party shall be binding on all successors in interest and assigns of such party.

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9.    NOTICE AND DEMAND

      Except as otherwise provided under this Agreement, all notices, demands, or requests which may be given by any party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person or deposited, postage prepaid, in the United States Mail via Certified Mail or nationally recognized overnight carrier, return receipt requested, and addressed as follows:

                  TO CUSTOMER: Wholesale Telecom & Electric Corporation
                               406 Centre Street, Suite B0
                               Boston, MA 02130
                               ATTN: Akhil Garland, President
                               TEL: (781) 229-9984
                               FAX: (781) 229-7956

                  TO COMPANY:  Account Manager - Resale Services
                               222 Bloomingdale Road
                               2nd floor
                               White Plains, NY 10605

                          cc:  NYNEX Corporation
                               General Counsel
                               1095 Avenue of the Americas
                               41st floor
                               New York, NY 10036

     If personal delivery is selected as the method of giving notice under this Section, a receipt of such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications are to be given by either party may be changed by written notice given by such party to the other party pursuant to this Section.

10.    THIRD-PARTY BENEFICIARIES

       This Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

11.    FORCE MAJEURE

       Neither party shall be deemed to be negligent, at fault, or otherwise liable in any respect for any delay or failure in performance of any part of this Agreement to the extent that


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        such failure or delay is caused by acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers or other causes beyond the control of the party obligated to perform. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other Party and shall take all reasonable steps to correct the force majeure condition. During the pendency of the force majeure, the duties of the parties under this Agreement affected by the force majeure condition shall be abated and shall resume without liability thereafter.

12.     CONTINGENCY

        Notwithstanding any other provision of this Agreement, this Agreement is subject to change, modification, or cancellation as may be required by a regulatory authority or court in the exercise of its lawful jurisdiction.

13.     COMPLIANCE

        Each Party shall comply with all applicable federal, state, and local laws, rules, and regulations applicable to its performance under this Agreement.

14.     NON-EXCLUSIVE AGREEMENT

        This Agreement is non-exclusive. The Company reserves the right to extend to others the services and rights provided for herein.

15.     NON-PUBLICITY

        Both the company and the customer agree that neither will use the other's name without the written permission of the other in connection with promotional, advertising or other marketing material.

16.     SEVERABILITY

        In the event any of the provisions of this Agreement are found to be invalid by any administrative agency, arbitrator or court or competent jurisdiction, the remaining provisions of this Agreement, whether relating to similar or dissimilar subjects, shall nevertheless be binding with the same effect as though the invalid provisions were deleted, unless the result would be to substantially change the rights or obligations of either party, in which event the parties shall seek to negotiate in good faith revisions to the Agreement consistent with their earlier intent. Failing further agreement, this Agreement shall terminate and no party shall be liable to the other, except for outstanding

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        amounts due under this Agreement, including, but not limited to, amounts due pursuant to the payment terms, the carryover pool, and any other amounts which survive termination as stated in this Agreement.

17.     EXECUTED IN COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

18.     HEADINGS

        The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.

19.     DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

        EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NO PARTY
        MAKES OR RECEIVES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

20.     JOINT WORK PRODUCT

        This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either party.

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          IN WITNESS WHEREOF, the parties have executed this Agreement.

    NEW ENGLAND TELEPHONE AND               WHOLESALE TELECOM & ELECTRIC
    TELEGRAPH COMPANY d/b/a BELL               CORPORATION
    ATLANTIC MASSACHUSETTS



By: /s/ [ILLEGIBLE]                          By: /s/ Akhil Garland
   ------------------------------               ------------------------------
Title:  PRESIDENT - [ILLEGIBLE]              Title:   President
      ---------------------------                  ---------------------------
Date:   2/23/98                              Date:   1/18/98
     ----------------------------                 ----------------------------


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6.1 TERMS AND CONDITIONS INFORMATION

6.1.1  General

       6.1.1.1   Terms and Conditions Structure

                 A. The terms and conditions are divided into sections which are structured numerically, (e.g., Section 6.1, 6.2, 6.3 etc.).

6.1.2  Referencing

       6.1.2.1 Reference to Terms and Conditions

               A. Whenever reference is made in these terms and conditions to tariffs of the Telephone Company, the reference is to the tariffs in force as of the effective date of these terms and conditions, and to amendments thereto and successive issues thereof. The regulations, rates and charges contained herein are in addition to the applicable regulations, rates and charges specified in tariffs of the Telephone Company which may be referenced. To the extent that sections of referenced tariffs violate the Telecommunications Act of 1996 or other FCC regulations, they are void and not applicable under these terms and conditions.

               B. Upon completion of the investigation of these generally available terms and conditions, the Telephone Company will, in compliance with the Department's Order, file resale tariffs, which when approved by the Department, will supersede these terms and conditions.

       6.1.2.2 Trademarks and Service Marks

               A. Refer to D.P.U. Mass. No. 10.

6.1.3  Terms and Conditions Terminology

             Unless otherwise defined herein, terminology contained within these terms and conditions are as defined in D.P.U. Mass. No. 10.

       6.1.3.1 Definitions

               END USER - Any person purchasing service for their own use rather than for sale to another person, party or entity etc.

               PREMISES - This term as defined in D.P.U. Mass. No. 10 is a reference to the premises at which the service is provided, and not a reference to the reseller's premises.

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               RESALE - The sale to another person of telecommunications
               services purchased from the Telephone Company. A person purchases for resale when such a person purchases a service for the purpose of reselling it to another (rather than the purpose of using the service itself).

               RESELLER/CUSTOMER - Any individual, partnership, association, joint stock company, trust, corporation, governmental entity or other entity which subscribes to the telecommunications services offered under these terms and conditions.

               TELEPHONE COMPANY - The New England Telephone and Telegraph Company.

6.2    GENERAL REGULATIONS

       In addition to the general regulations contained herein, the general regulations specified in D.P.U. Mass. No. 10 also apply.

6.2.1  Application of Terms and Conditions

       6.2.1.1  Scope

                A. Regulations, rates and charges in these terms and
                   conditions apply to the offering of Telephone Company telecommunications services for resale.

                B. Only a carrier authorized by law to resell
                   telecommunications services in the Commonwealth of Massachusetts may purchase under these terms and conditions. These terms and conditions are not intended to enlarge, restrict, or otherwise affect any provision of law relating to the authority to resell telecommunications services.

                   1. Resellers do not surrender any right to purchase from any of the Telephone Company's intrastate tariffs by purchasing from these terms and conditions. However, the discounts contained herein will apply only to purchases from these terms and conditions. Resellers purchasing services from the Telephone Company's intrastate tariffs will do so through traditional retail channels.

                C. In addition to the responsibilities and obligations
                   specified in D.P.U. Mass No. 10, the reseller must conform to any applicable rules and regulations set forth by the Department of Public Utilities.

                D. The resale of telecommunications services and the
                   provision thereof by the Telephone Company as set forth in these terms and conditions does not constitute a joint undertaking nor does it constitute an agency, contractual or any other type of relationship between the reseller and the Telephone Company (other than that of purchaser and seller) or between the Telephone Company and the reseller's end user.

                E. A reseller ordering a resold service under these terms and conditions has all of the obligations that would be imposed under the applicable Telephone Company tariff upon an end user who orders the service directly from the Telephone Company. Such obligations include, without limitation, the obligation to pay for the service, whether or not the reseller is being paid by its own customers. The rate charged for such service, when sold to a reseller

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                   under these terms and conditions is to be determined in
                   accordance with rates and charges specified in these terms and conditions.

6.2.2 Responsibility of the Telephone Company

      6.2.2.1 Provision of Service

                A. The Telephone Company's obligation to furnish service, or to continue to' furnish service, is dependent on its ability to obtain without charge, danger or undue difficulty access to the premises where the service is to be provided.

                   1. Should a reseller's end user request that a Telephone Company technician prove his/her identity as an employee of the Telephone Company before the end user will permit access to their premises, the technician's Telephone Company identification badge or the NYNEX registered trademark/servicemark (logo) that is visibly displayed on the technician's service vehicle will be evidence of such proof. If the Telephone Company misses the scheduled service appointment as a result of the reseller's end user's refusal to permit access to the Telephone Company technician, neither the reseller nor the reseller's end user will be entitled to any waivers of charges for missed service appointments that may be offered by the Telephone Company under service guarantee programs that are associated with the service being provided.

                B. The Telephone Company reserves the right to refuse an
                   application for service made by, or for the benefit of, a reseller who is indebted to the Telephone Company for telephone service previously furnished.

                   1. In the event that service is connected for a reseller who is indebted to the Telephone Company for service previously furnished to such reseller, the Telephone Company will notify the reseller in writing via Certified U.S. Mail, that the service will be terminated by the Telephone Company unless the reseller satisfies the indebtedness within 10 days of the date of the reseller's receipt of such notification.

                C. The services offered under the provisions of these terms and conditions are subject to the availability of facilities, including switching capacity, and necessary operational support systems.

                   1. If existing facilities will not enable the Telephone Company to meet all outstanding service orders, such orders will be handled in accordance with reasonable priority rules that do not discriminate between resellers purchasing under these terms and conditions and end user customers of the Telephone Company.

                D. Resold services offered by the Telephone Company are at least technically equivalent to the corresponding service offerings that the Telephone Company provides to its own end users provided that the reseller complies with the regulations contained in these terms and conditions.

                E. The Telephone Company will provide service (including the installation and repair thereof) to resellers at standards that meet the capabilities, functions and performance standards available to Telephone Company similarly situated end


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


                   users providing that the reseller complies with the regulations contained in these terms and conditions.

                   1. Telephone Company personnel dispatched to a reseller's end user premises for purposes of installation or repair will not accept requests for new or modified service beyond that requested by the reseller.

      6.2.2.2 Interruption of Service

                A. Allowances for interruption of service are available to resellers to the extent and under the same circumstances as they would be available to Telephone Company end users under D.P.U. Mass. No. 10.

6.2.3 Responsibility of the Reseller

      6.2.3.1 Reseller Notification and Coordination

                A. Unless otherwise specified herein, whenever customer
                   notification is required, the Telephone Company is responsible for providing notice only to the reseller who is the customer of record.

                   1. The reseller, and not the Telephone Company is responsible for providing any notices, bill inserts or other information as may be required to the reseller's end users.

      6.2.3.2 Liability

                A. The reseller shall reimburse the Telephone Company for
                   damages to Telephone Company facilities utilized to provide services under these terms and conditions caused by negligence or willful act of the reseller or the reseller's end user or resulting from the reseller's or reseller's end user's improper use of the Telephone Company facilities, or due to malfunction of any facilities or equipment provided by other than the Telephone Company. Nothing in the foregoing provision shall be interpreted to hold one reseller liable for another reseller's actions. The Telephone Company will, upon reimbursement for damages, cooperate with the reseller in prosecuting a claim against the person causing such damage and the reseller shall be subrogated to the right of recovery by the Telephone Company for the damages to the extent of such payment.

                B. With respect to claims of patent infringement made by
                   third persons, the reseller shall defend, indemnify, protect and save harmless the Telephone Company from and against all claims arising out of the combining with, or use in connection with, the services provided under these terms and conditions, any circuit, apparatus, system or method provided by the reseller or reseller's end user.

                C. The reseller shall defend, indemnify and save harmless the
                   Telephone Company from and against suits, claims, losses or damages including punitive damages, attorney's fees and court cost by third persons arising out of the construction, installation, operation, maintenance or removal of the circuits, facilities or equipment connected to the Telephone Company's services provided under these terms and conditions, including, without limitation, Workmen's Compensation claims, actions for infringement of copyright and /


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                   or unauthorized use of program material, libel and slander actions based on the content of communications transmitted over the reseller's circuits, facilities or equipment, and proceedings to recover taxes, fines, or penalties for failure of the reseller to obtain or maintain in effect any necessary certificates, permits, licenses, or other authority to acquire or operate the services provided under these terms and conditions; provided, however, the foregoing indemnification shall not apply to suits, claims, and demands to recover damages for damage to property, death or personal injury unless such suits, claims or demands are based on the tortious conduct of the reseller, its officers, agents or employees.

                D. The reseller shall defend, indemnify and save harmless the
                   Telephone Company from and against any suits, claims, losses or damages, including punitive damages, attorneys fees and court costs by the customer or third parties arising out of any act or omission of the reseller or the reseller's end user in the course of using services provided under these terms and conditions.

                E. In case of damage, loss, theft or destruction of equipment and facilities furnished by the Telephone Company due to negligence or willful act of the reseller or the reseller's end user or other persons authorized to use the service, the reseller or reseller's end user may be required to pay the expense incurred by the Telephone Company to replace or restore the equipment and facilities to its original condition.

                F. The reseller assumes the responsibility for enforcement of all tariff regulations and class of service restrictions imposed for any particular service (e.g. prohibitions against unlawful use, damage to Telephone Company property, distinctions between residence and business) and any liability arising from violations thereof.

      6.2.3.3   Certifications and Proof of Exemptions

                A. Upon reasonable request the reseller shall certify to the
                   Telephone Company in writing that the services the reseller is purchasing under these terms and conditions are being purchased for resale.

                B. The reseller shall provide the Telephone Company with any certificates or other documentation that may be required under state law pertaining to tax exemptions.

      6.2.3.4   References to the Telephone Company

                A. The reseller may advise end users that certain services are provided by the Telephone Company in connection with the service the reseller furnishes to end users; however, the reseller shall not state, imply or represent that the Telephone Company jointly participates in or is part of any partnership or joint business arrangement for the provision of services to the reseller's customers.

6.2.4 Customer Notification and Coordination

      6.2.4.1   Provision and Ownership of Telephone Numbers

                A. The Telephone Company reserves the reasonable right to
                   assign, designate or change telephone numbers, or any other call number designations associated


                                       12

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                   with resold service, or the Telephone Company serving
                   central office prefixes associated with such numbers, when necessary in the conduct of business.

                B. Should it become necessary to make a change in such
                   number(s), the Telephone Company will give the reseller six months notice of the change(s), including an explanation of the reason(s) for the change(s), by Certified U.S. Mail.

                   1. In the case of emergency conditions, (e.g. a fire in a wire center), it may be necessary to change a telephone number without six months notice in order to provide service to the reseller.

6.3   ORDERING OF SERVICE

6.3.1 Orders for Resold Services

      6.3.1.1   General

                A. The reseller shall supply all the information reasonably necessary for the Telephone Company to provide and bill for the requested service, to include the reseller's customer in its directory listing service and to otherwise fulfill its obligations under these terms and conditions [e.g., customer name and premises location, configuration of service, and facility interface].

                   1. The reseller is responsible to submit complete and accurate orders. Failure to do so may result in service discrepancies for which the Telephone Company will not be responsible.

                B. If the reseller assumes the account of an existing
                   Telephone Company end user at the end user's existing premises, the order must identify the end user's billing telephone number and line(s) and indicate that the end user's existing service (or any specified modification to and/or cancellation of the existing service) is to be transferred to the reseller.

                   1. Authorization to Assume an Account - A reseller placing an order under which it will assume the account of an existing Telephone Company end user customer, or the account of an existing end user customer of another reseller, must obtain appropriate authorization from that end user for the change of service provider. The reseller must verify and confirm that authorization is in accordance with the laws and provisions that govern such matters as established or may be established in the Commonwealth of Massachusetts.

                C. Resellers may not order services in a particular building or other location where a reseller has not yet obtained end user customers at the time that the reseller's order is placed with the Telephone Company.

                D. Resellers may not order service in a particular building or other location when doing so would preclude or delay other potential providers from offering services in that particular building or other location.

                E. Resellers may not order service under these terms and
                   conditions without a reasonable basis for believing that such services will actually be needed by the reseller to meet anticipated demand.


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

                F. The Telephone Company will not process any orders,
                   complaints or other requests received from the reseller's end user.

                G. Primary Interchange Carrier (PIC) Changes-The Telephone
                   Company will only accept an order to change the PIC, whether interLATA or intraLATA, for a resold Telephone Company exchange service line from the reseller. The Telephone Company will only accept an order to freeze the PIC from the reseller. The reseller will be responsible for all PIC change charges.

                H. If the order is for modification or discontinuance of
                   service, the order shall identify the billing telephone number and telephone number of the service and the changes desired, and any additional information required by the Telephone Company.

      6.3.1.2   Automated Order Interface

                A. Orders for resold services and modifications to or
                   cancellation of an existing order must be placed by the reseller with the Telephone Company through the appropriate automated interface established by the Telephone Company. Such interface will facilitate the following order processes.

                   1. Establishment of end user accounts

                   2. Assignment of telephone numbers

                   3. Entry of service orders into Telephone Company systems

                   4. Installation scheduling and negotiation with end users

                   5. Reservation of installation appointments

                   6. Entry of end user service and repair inquiries

                   7. Verification of the network status of an associated telephone line in conjunction with Telephone Company systems

                   8. Other processes that would facilitate the processing of the reseller's order.

                B. The Telephone Company will establish automated interface specifications (e.g. formats) for data, delivery (transport) and network descriptions, etc.

                   1. Resellers must comply with methods, procedures and operational guidelines in utilizing the interface specifications established by the Telephone Company.

                   2. Any use of the interface(s) by the reseller or any other party for unauthorized purposes (e.g., access to data or to enter false information) will be considered abuse or fraudulent use of the interface and is prohibited. Such action may result in the Telephone Company terminating the resellers use of the interface.

                D. If the Telephone Company determines or suspects that abuse or fraudulent use of the interface has occurred, the Telephone Company will, as required by law, refer the matter to the appropriate law enforcement agency.


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        6.3.1.3 Disclosure of Reseller Information

                A. Telephone Company personnel primarily involved in the
                   marketing of services to end user customers or other resellers will not have access to order information provided by the reseller to the Telephone Company except under the following situations.

                   1. The Telephone Company will disclose to any local exchange carrier the fact that a given end user who was previously a customer of such carrier is no longer one of the carriers customers.

                   2. In order for the Telephone Company to be able to conduct its business, the Telephone Company will access service information in order to aggregate data relating to its sale of resold services to resellers.

                   3. Where a reseller's customer consents to and authorizes the disclosure of information related to the customer's order, the Telephone Company may disclose such data to Telephone Company retail marketing personnel or to other resellers.

                   4. If a Telephone Company end user subsequently becomes an end user of a reseller, the Telephone Company will, without the consent and authorization of the end user customer, provide the reseller with all information necessary to enable it to assume the end users account including the customer's service configuration and billing name and address.

                   5. The Telephone Company will disclose, without the consent and authorization of the reseller's end user customer, information pursuant to industry-wide arrangements for the exchange of information on end users credit histories, consistent with applicable legal requirements.

                B. Section 6.3.1.3A shall not prohibit attempts to sell
                   Telephone Company telecommunications services by Telephone Company employees who have access to information relating to specific orders placed by resellers under these terms and conditions, so long as:

                   1. The employee spends a de-minimus amount of his or her time involved in the marketing of Telephone Company telecommunications services, and

                   2. The employee does not utilize the reseller information in such sales.

                C. In the case of a reseller's end user who requests a change from their present reseller to the Telephone Company or to another reseller, the Telephone Company will disclose the information necessary to enable the Telephone Company or other resellers to assume the account. Such information includes the customer's service configuration, billing name and address.

                D. The Telephone Company will disclose the identity of the reseller providing service to an end user for the purposes of Telephone Company marketing personnel who are responding to a question from an end user about the identity of their service provider.

        6.3.1.4 Evidence of End User Consent and Authorization

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                A. Where the Telephone Company identifies that end user
                   consent is required for the disclosure of information, the Telephone Company will obtain consent and authorization in writing from the end user.

        6.3.1.5 Additional Engineering and Special Construction

                A. Additional charges will be applied to an order for service when the Telephone Company determines additional engineering or special construction is necessary to accommodate a reseller request.

                   1. When it is required, the reseller will be so notified and will be furnished with a written statement setting forth the justification for the additional engineering and/or special construction as well as an estimate of the charges in conjunction with the terms and conditions specified in D.P.U. Mass. No. 10.

6.3.2 Responsibility of the Telephone Company

      6.3.2.1   Refusal and Discontinuance of Service

                A. If the reseller fails to comply with the rules and
                   regulations of these terms and conditions, including any payments to be made by it on the dates and times herein specified, the Telephone Company may, on 30 days written notice by Certified U.S. Mail to the reseller refuse additional applications for service and/or refuse to complete any pending orders for service at any time thereafter. If the Telephone Company does not refuse additional applications for service on the date specified in the 30 days notice, and the reseller's noncompliance continues, nothing contained herein shall preclude the Telephone Company from refusing additional applications for service without further notice.

                B. If the reseller fails to comply with the rules and
                   regulations of these terms and conditions, including any payments to be made by it on the dates and times herein specified, the Telephone Company may, on 30 days written notice by Certified U.S. Mail to the reseller, discontinue the provision of the services involved at any time thereafter. In the case of such discontinuance, all applicable charges, including termination charges, shall become due. If the Telephone Company does not discontinue the provision of the services involved on the date specified in the 30 days notice, and the reseller's noncompliance continues, nothing contained herein shall preclude the Telephone Company from discontinuing the provision of the services involved without further notice.

6.3.3 Responsibility of the Reseller

      6.3.3.1   Point of Contact for End Users

                A. The reseller shall serve as the single point of contact for its customers on such matters as billing, requests for new service, requests for the modification or discontinuance of existing services, service trouble reports, repair requests, complaints. etc. The reseller shall be obligated to transmit such requests or reports to the Telephone Company through the automated order interface to the extent reasonably necessary to enable the Telephone Company to fulfill its obligations under these terms and conditions.

      6.3.3.2   Forecasting of Service Requirements

                A. To the extent reasonably necessary for the planning of
                   Telephone Company facilities, the reseller shall provide, upon request of the Telephone Company, forecasts of the approximate number of units of exchange and other services that the reseller expects to require in specific geographic areas. Such forecasts are considered by the Telephone Company as confidential information of the reseller and will be treated in accordance with the provisions specified in these terms and conditions for confidential reseller information.

      6.3.3.3   Refusal, Discontinuance or Transfer of Service

                A. Where a reseller discontinues its provision of service to all or substantially all of its customers, whether by its own decision, as a result of involuntary bankruptcy or for any other reason, the reseller must send advance written notice of such discontinuance to the Telephone Company and to each of the reseller's end users. If service to the reseller is discontinued by the Telephone Company, the reseller must send written notice to each of its end users.

                   1. Such notice must advise the end users that unless they take action to switch to a different carrier with 15 days, provision of their service will be transferred to the Telephone Company. Where the end user elects a specific carrier within the 15 day period, the relevant charges associated with the change shall be paid by that carrier.

                   (a). Should the end user's service be transferred to the Telephone Company, the Telephone Company will provide service to the end users at D.P.U. Mass. No. 10 rates, and not the rates specified in these terms and conditions. Where the end user does not elect a specific carrier within the 15 day period, and as a result is transferred to the Telephone Company, the reseller shall pay the relevant charges associated with the change.

                B. The reseller must provide the Telephone Company with any information necessary to enable the Telephone Company to assume the end users' accounts, including the end users' service configurations and billing names and addresses.



6.4   ISSUANCE, PAYMENT AND CREDITING OF RESELLER BILLS

6.4.1 Responsibility of the Telephone Company

      6.4.1.1   General

                A. The Telephone Company bills only the reseller who is
                   considered the customer of record who is at all times responsible for payment of the full amount of all charges incurred.

                   1. The reseller as customer of record is responsible for any allocation of end user charges for resold service.

                   2. Regardless of whether the reseller's end user is still using service, the reseller is responsible for charges incurred by the end user or reseller for all services on a line until the reseller submits an order to discontinue such service.

        6.4.1.2 Billing Convention Methods

                A. The Telephone Company shall bill all charges incurred by and credits due to the reseller under these terms and conditions attributable to services established or discontinued or provided during the preceding billing period.

        6.4.1.3 Billing Periods

                A. The billing date of a bill for a reseller for service
                   provided under these terms and conditions is referred to as the bill day. The period of service each bill covers is as follows.

                   1. The Telephone Company will establish a bill day each month for each reseller account.

                   2. The bill will cover all non-usage sensitive service charges and usage charges for the period beginning with the day following the last bill day and extends up to and includes the current bill day. Any known unbilled non-usage charges for prior periods and any known unbilled adjustments will be applied to this bill.

        6.4.1.4 Late Payment Penalty

                A. If any portion of the payment is received by the Telephone
                   Company after the payment date (refer to Section 6.4.1.5), or if any portion of the payment is received by the Telephone Company in funds which are not immediately available to the Telephone Company, then a late payment penalty shall be due to the Telephone Company.

                B. The late payment penalty shall be the portion of the
                   payment not received by the payment date times a late factor. The late factor shall be the lesser of the following.

                   1. The highest interest rate (in decimal value) which may be levied by law for commercial transactions for the number of days from the payment date to and including the date that the reseller actually makes the payment to the Telephone Company, or

                   2. The rate of 0.0005 per day for the number of days from the payment date to and including the date that the reseller actually makes the payment to the Telephone Company.

        6.4.1.5 Payment Date

                A. The payment date of bills rendered to resellers for service provided under these terms and conditions is as follows.

                   1. All bills rendered as set forth in this section are due 31 days after the bill day or by the next bill date, whichever is the shortest interval.

                   2. If such payment date falls on a Sunday or on a legal holiday which is observed on a Monday, the payment date shall be the first non holiday day following such Sunday or legal holiday.

                   3. If such payment date falls on a Saturday or on a legal holiday which is observed on Tuesday, Wednesday, Thursday or Friday, the payment date shall be the last non holiday day preceding such Saturday or legal holiday.

        6.4.1.6 Medium of Payment

                A. Bills are payable in immediately available funds.

                   1. Immediately Available Funds denotes a corporate or personal check drawn on a bank account and funds which are available for use by the receiving party on the same day on which they are received and include U.S. Federal Reserve bank wire transfers, U.S. Federal Reserve notes (paper cash), U.S. coins and U.S. Postal Money Orders.

        6.4.1.7 Customer Deposits

                A. The Telephone Company will, in order to safeguard its
                   interests, require a reseller, if the reseller has a proven history of late payments or if the reseller's parent or holding company has a proven history of late payments to the Telephone Company or if the reseller does not have established credit (except for a reseller which is a successor of a company which has established credit and the successor has no history of late payments to the Telephone Company), to make a deposit prior to or at any time after the provision of a service to the reseller to be held by the Telephone Company as a guarantee of the payment of rates and charges.

                B. Such deposit may not exceed the actual or estimated rates and charges for the service for a two month period.

                C. The fact that a deposit has been made in no way relieves the reseller from complying with the Telephone Company's regulations as to the prompt payment of bills.

                D. At such time as the provision of the service to the
                   reseller is terminated, the amount of the deposit will be credited to the reseller's account and any credit balance which may remain will be refunded.

                E. At the option of the Telephone Company, such a deposit
                   will be refunded or credited to the reseller's account when the reseller has established credit or after the reseller has established a one year prompt payment record at any time prior to the termination of the provision of the service to the reseller.

                F. In the case of a cash deposit, the reseller will receive interest as set forth in Section 6.4.1.4 for the period the deposit is held by the Telephone Company. Interest will accrue for the number of days from the date the reseller deposit is received by the Telephone Company to and including the date such deposit is credited to the reseller's account or the date the deposit is refunded by the Telephone Company.

              G. Should a deposit be credited to the reseller account, as indicated above, no interest will accrue on the deposit from the date such deposit is credited to the reseller's account.

      6.4.1.8 Billing Dispute

              In the event that a billing dispute occurs concerning any charges billed to the reseller by the Telephone Company, the following regulations apply:

              A. The first day of the dispute shall be the date on which the reseller furnishes the Telephone Company with the account number under which the bill has been rendered, the date of the bill and the specific items on the bill being disputed.

              B. The date of resolution shall be the date on which the
                 Telephone Company completes its investigation of the dispute, notifies the reseller of the disposition and, if the billing dispute is resolved in favor of the reseller, applies credit for the correct disputed amount, the disputed amount penalty and/or late payment penalty as appropriate.

              C. If a billing dispute is resolved in favor of the Telephone
                 Company, any payments withheld pending resolution of the dispute shall be subject to the late payment penalty (refer to Section 6.4.1.4). Further, the reseller will not receive credit for the disputed amount of the disputed amount penalty.

              D. If a reseller disputes a bill within three months of the payment date and pays the total billed amount on or before the payment date and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution. The credit for a disputed amount penalty shall be as set forth following.

              E. If a reseller disputes a bill within three months of the payment date and pays the total billed amount after the payment date and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution. The late payment penalty applied to the disputed amount resolved in the reseller's favor (refer to Section 6.4.1.4) will be credited.

              F. If a reseller disputes a bill within three months of the payment date and does not pay the disputed amount or does not pay the billed amount (i.e., the nondisputed and disputed amount), and the billing dispute is resolved in favor of the reseller, the reseller will not receive a credit for a disputed amount penalty from the Telephone Company. The late payment penalty applied to the disputed amount resolved in the reseller's favor (refer to Section 6.4.1.4) will be credited.

              G. If a reseller disputes a bill after three months from the payment date and pays the total billed amount on or before the dispute date, and the billing dispute is resolved in favor of the reseller, the reseller will receive a credit for a disputed amount penalty from the telephone company for the period starting with the date of dispute and ending on the date of the resolution. The credit for a disputed amount penalty shall be as set forth following. The reseller shall not receive a credit for the late payment penalty.

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


              H. If a reseller disputes a bill after three months from the payment date and does not pay the disputed amount or does not pay the billed amount (i.e., the nondisputed amount and disputed amount) and the billing dispute is resolved in favor of the reseller, the reseller will not receive a credit for a disputed amount penalty from the Telephone Company. However, if the reseller pays the disputed amount or the billed amount after the date of dispute and before the date of resolution, the reseller will receive a credit for a disputed amount penalty from the Telephone Company for the period starting with the date of payment and ending on the date of resolution as a credit for a disputed amount penalty. The reseller will receive a credit for the late payment penalty, if applicable, from the Telephone Company.

                 1. The late payment penalty credit shall be the disputed amount resolved in the reseller's favor times a late payment penalty factor (refer to Section 6.4.1.4) for the period starting with the date of dispute and ending on the date of payment of the disputed amount or the date of resolution whichever occurs first.

                 2. The disputed amount penalty shall be the disputed amount resolved in the reseller's favor times a penalty factor. The penalty factor shall be the lesser of the following calculations.

                    (a) The highest interest rate in decimal value, which may be levied by law for commercial transactions for the number of days from the first date to and including the last date of the period involved.

                    (b) 0.0005 per day for the number of days from the first
                 date to and including the last date of the period involved.

              I. The reseller is responsible for monitoring the accuracy of the Telephone Company's bills and for notifying the Telephone Company of any discrepancies between such bills and the services provided by the Telephone Company.

      6.4.1.9 Billing Adjustments and Verification

              A. Adjustments for the quantities of services established or discontinued in any billing period beyond the minimum period set forth for services in other sections of these terms and conditions will be prorated to the number of days or major fraction of days based on a 30 day month.

              B. The Telephone Company will, upon request and if available, furnish the reseller such detailed information as may reasonably be required for verification of any bill.

6.4.1.10 Computation of Billed Charges

              A. When a rate as set forth in these terms and conditions is shown to more than two decimal places, the charges will be determined using the rate shown. The resulting amount will then be rounded to the nearest penny (i.e., rounded to two decimal places).

6.4.2  Responsibility of the Customer

      6.4.2.1 Transfer of End User Account Balance

              A. Should a Telephone Company end user discontinue service in order to become an end user of a reseller, the Telephone Company will render a final bill to such end user. Balances and/or credits in a Telephone end user's account will not be carried over to the reseller's account with the Telephone Company.

      6.4.2.2 End User Information

             A. In order to accommodate billing and collection of end user accounts, resellers must make the billing names and addresses of their end users available to all telecommunication carriers.

6.5    RESALE

6.5.1  Description

        6.5.1.1  General

              A. Resale is the sale to another person of telecommunications services purchased from the Telephone Company. A person purchases for resale when such person purchases a service for the purpose of reselling it to another (rather than the purpose of using the service itself).

                 1. A purchasing agent who orders services for its principal, and who does not itself agree to assume the obligations of a reseller under these terms and conditions, is not purchasing for resale within the meaning of these terms and conditions.

                 2. The purchase of telecommunications services or unbundled network elements for the purpose of provisioning a different service (such as the purchase of the Telephone Company's switched carrier access service for the purpose of provisioning an interexchange carrier's toll service) is not resale within the meaning of these terms and conditions.

              B. Where a reseller purchases Telephone Company exchange
                 service from the Telephone Company and resells it to an end user, such reseller's end user will be able to access any and all services that a Telephone Company end user would be able to access on a Telephone Company exchange service line. Such services to the extent provided by the Telephone Company will be deemed to have been sold to the reseller by the Telephone Company as they are utilized by the reseller's end user, and the reseller will be responsible to the Telephone Company for payment of such services.

        6.5.1.2  Services Offered for Resale

              A. The services offered under these terms and conditions are any and all features, functions and capabilities that are separately offered by the Telephone Company to end users under the regulations, terms and conditions of D.P.U.

                 Mass. No. 10, except for public and semipublic telephone service, and in accordance with the following limitations.

                 1. Services in D.P.U. Mass. No. 10 that have been designated as no longer available for new installations or no longer offered are not offered for resale except that such services are only available for resale to the embedded base of end users who were permitted to retain such service(s) in accordance with the regulations contained in D.P.U. Mass. No. 10.

                 2. Promotional program offerings (e.g., discounts, waivers, credits, certificates, premiums, discounted product trials or other inducements that would apply to a particular customer for a period of 90 days or less, and that are offered in order to promote the sale of a service) are offered for resale, however they are not subject to the resale discount specified in Section 6.5.1.3.

                 3. Directory Assistance Services are offered for resale but when associated with Residence, Centrex and/or PBX services they are not subject to the resale discount specified in
                 Section 6.5.1.3 due to Massachusetts E-9-1-1 funding.

              B. Lifeline - The resale of Lifeline is permitted only to
                 Lifeline eligible end users. The reseller is responsible for confirming the eligibility of such end users for Lifeline.

                 1. The Telephone Company (to the extent it would otherwise be eligible), and not the reseller will be eligible for any universal service funding resulting from the provision of Lifeline in conjunction with this tariff.

              C. Linkup America may only be resold to Linkup America
                 eligible end users. The reseller is responsible for confirming the eligibility of such end users for Linkup America.

              D. Blocking - Resellers are allowed to purchase blocking
                 services to restrict end user access to particular capabilities to the extent such services are available under and on the same terms and conditions as set forth in D.P.U. Mass. No. 10.

6.5.2 Regulations

      6.5.2.1 Restrictions

              A. Class of Customer - This is a restriction contained in
                 D.P.U. Mass. No. 10 that limits the availability of a service to a particular type of customer, such as a business customer, a residence customer, carrier, end user, etc.

                 1. Where a resold service is subject to such restriction the reseller may not resell such service to any customer not in the relevant class. The reseller may purchase the service for resale to a customer in the relevant class whether or not the reseller itself is within the class.

                    (a) Business services may be resold to residence end users as long as the end user is served by a business exchange line and as long as all other services provided on that line are also under the business class and charged for at the appropriate business service rates and charges.

                 2. Where a reseller resells a service to another person, and such other person is itself a reseller rather than an end user, the reseller purchasing from the Telephone Company must require its end users (by tariff or by contract), to conform to any applicable class of service restrictions for end users and all other requirements of resellers under these terms and conditions.

              B. Aggregation of Usage - Regulations on limitations on
                 aggregation of traffic contained in D.P.U. Mass. No. 10 are applicable.

              C. The reseller is not allowed to offer resold service to its customers under any of the Telephone Company trademarks, service marks, registered trademark, registered service mark or brand-names, or use the logos of the Telephone Company or the Telephone Company's affiliates without the expressed written authorization of the Telephone Company.

6.5.3 Application of Rates and Charges

      6.5.3.1 Underlying Services

              A. Discount - The rates and charges that apply for the
                 underlying services that are sold to a reseller in accordance with the terms and conditions described herein, are specified in D.P.U. Mass. No. 10. The Telephone Company will discount the D.P.U. Mass. No. 10 rates and charges by applying the resale discounts specified in Section 6.10 of these terms and conditions to the applicable D.P.U. Mass. No. 10 rates and charges for resold services offered under these terms and conditions in accordance with Section 6.5.1.2.

                 1. Public Access Line service purchased for use by the reseller or any of its affiliates who are independent payphone providers is not subject to the wholesale discount and therefore retail rates apply. In all other cases Public Access Line service is available for resale at wholesale discounted rates.

      6.5.3.2 Service Establishment

              A. Service establishment charges apply to recover the
                 establishment costs for electronic interfaces and other support systems.

      6.5.3.3 Service Charges and Other Nonrecurring Charges

              A. Service charges and other nonrecurring charges apply to recover the establishment costs for electronic interfaces and other support systems.

      6.5.3.4 Monthly Rates

              A. Other monthly rates apply to recover the ongoing costs to maintain the service center for resellers and the automated order interface systems.

      6.5.3.5 Customer Specific Pricing (CSP)

              A. Services that the Telephone Company provides to its end users on a customer specific basis under D.P.U. Mass. No. 12 will be made available for resale, and upon request of the reseller, the Telephone Company shall determine for the customer specific service configuration that is the subject of the request wholesale rates that reflect NYNEX's avoided costs associated with customer specific arrangement.

6.6   RESERVED FOR FUTURE USE

6.7   RESERVED FOR FUTURE USE

6.8   OPTIONAL SERVICES

6.8.1 Call Usage Detail

     6.8.1.1 Description

              A. Call usage detail is available to resellers for local calls associated with the Telephone Company's resold message rate service, and for intraLATA toll service. Call usage data is offered as local call usage detail or intraLATA call usage detail and is provided via transmission or tape/cartridge.

              B. Local Call Usage Detail-Provided as complete call detail.

                 1. Complete Call Detail-Provided by retail billing telephone number and by line, consisting of calling telephone number, called telephone number, call date, call connect time, and call elapsed time.

              C. IntraLATA Call Usage Detail-Provides complete call detail by retail billing telephone number and by line consisting of calling telephone number, called telephone number, call date, call connect time, and call elapsed time.

      6.8.1.2 Regulations

              A. Responsibility of the Telephone Company

                 1. The lapsed time between usage recorded by the Telephone Company and delivery to the reseller will not exceed eight business days.

                 2. The Telephone Company will store reseller usage data for 45 days from the date of transmission to the reseller.

      6.8.1.3 Application of Rates and Charges

              A. Record Processing - A per record processed charge applies.

                 1. A record consists of a call with called number, call date, connect time, and elapsed time.

              B. Data Transmission - A per record transmitted charge applies.

              C. Tape or Cartridge - Available in addition to or in place of data transmission.

                 1. When a tape or cartridge is provided in place of data transmission, data transmission charges are not applicable and a per tape or cartridge charge will apply. If a tape or cartridge is requested in addition to data transmission, both the per tape or cartridge charge and the per data transmission charge applies.

6.8.2 Electronic Customer Service Record Retrieval

      6.8.2.1 Description

              A. This service provides the reseller with the ability to
                 electronically request the customer service record of an end user. The current customer service record will be formatted by the Telephone Company and transmitted back to the reseller. The customer service record reflects the most recent, completed service order activity and provides the service and equipment billed by the Telephone Company to a Telephone Company end user or to a reseller.

      6.8.2.2 Application of Rates and Charges

              A. A service record retrieval charge applies to each customer service record electronically delivered to the reseller.

              B. A reseller may request any number of electronic customer service records, but will only be charged for the number of electronic customer service records successfully transmitted to the reseller.

6.8.3 Directory Services

      6.8.3.1 Directory Assistance (DA) and Directory Listing Services

              A. The Telephone Company will include in its published white pages directories and in its directory assistance records, the name, address and telephone number of the reseller's telephone exchange service customers (one listing per end user line), in accordance with the Telephone Company tariff provisions relating to alphabetical listings and to directory assistance as specified in D.P.U. Mass. No. 10. Such listings will not be provided for any lines for which the reseller purchases nonpublished and nonlisted number service. Additional listing will be provided under the terms and conditions set forth in D.P.U. Mass. No. 10.

              B. Yellow Page Listing - Upon request of the reseller, the
                 Telephone Company will include in its published yellow page directories a single line, light-face (non-bold) listing for the reseller's telephone exchange service business customer.

6.8.4 Enhanced Universal Emergency Number Service E-9-1-1

      6.8.4.1 Description

              A. The Telephone Company will include the resellers telephone exchange service customers in the relevant E-9-1-1 database(s).

      6.8.5 Annoyance Call Bureau

            6.8.5.1 Description

              A. Resellers are entitled to use the services provided by the
                 Telephone Company's annoyance call bureau.

                  6.9         RESERVED FOR FUTURE USE

6.10   RATES AND CHARGES

6.10.1 Terms and Conditions Information

       There are no rates and charges contained in this section.

6.10.2 General Regulations

       There are no rates and charges contained in this section.

6.10.3 Ordering of Service

       There are no rates and charges contained in this section.

6.10.4 Issuance, Payment and Crediting of Reseller Bills

       There are no rates and charges contained in this section.

6.10.5 Resale

Note: Discounts and rates are subject to "true-ups" as determined by the Massachusetts DPU.



6.10.5.1     DISCOUNTS TO UNDERLYING SERVICES

-------------------------------------------------------------------------------------------------------
ID               SERVICE CATEGORY           RATE ELEMENT          RATE                 USOC
-------------------------------------------------------------------------------------------------------
A.               With Operator            Business Services        24.99%
                 Provided Handling
                 and Directory
                 Assistance
                 Provided

                                        ---------------------------------------------------------------
                                          Residence Services       24.99%

-------------------------------------------------------------------------------------------------------
B.               Without Operator         Business Services        29.47%
                 Provided Handling
                 and Directory
                 Assistance
                 Provided
                                        ---------------------------------------------------------------
                                          Residence Services       29.47%
-------------------------------------------------------------------------------------------------------

6.10.5.2     SERVICE ESTABLISHMENT CHARGES
-------------------------------------------------------------------------------------------------------

6.10.5.2 SERVICE ESTABLISHMENT CHARGES

-----------------------------------------------------------------------------------------------------------------------
ID  SERVICE CATEGORY                       RATE ELEMENT                             RATE                    USOC
    Non-Recurring                            Per OSS Transaction                     $1.08
    Service
    Establishment
    Charge during 5
    year recovery
    period for recovery
    of development
    costs (includes
    development and
    ongoing costs)
-----------------------------------------------------------------------------------------------------------------------
    Recurring Monthly                        Per Reseller Per Month                  $2605.00
    Establishment
    Charge during 5
    year recovery
    period
-----------------------------------------------------------------------------------------------------------------------

6.10.5.3 SERVICE CHARGES AND OTHER NONRECURRING CHARGES

-----------------------------------------------------------------------------------------------------------------------
ID   SERVICE CATEGORY                        RATE ELEMENT                            RATE                    USOC
-----------------------------------------------------------------------------------------------------------------------
    Non-Recurring                            OSS Transaction                         $0.26
    Charge after development costs
    have been fully recovered (includes
    ongoing
    maintenance costs)
-----------------------------------------------------------------------------------------------------------------------
    Centrex Line                             Per Centrex Line Order Processed        $16.10
    Processing Charge
    to recover
    additional support
    costs
-----------------------------------------------------------------------------------------------------------------------

6.10.5.4 OTHER MONTHLY RATES

-----------------------------------------------------------------------------------------------------------------------
ID   SERVICE CATEGORY                        RATE ELEMENT                           RATE                    USOC
-----------------------------------------------------------------------------------------------------------------------
    Recurring                                Per Resold Line                        $0.18
    Maintenance
    Charge to recover
    the ongoing costs of
    Resale Service
    Center and
    electronic interfaces
-----------------------------------------------------------------------------------------------------------------------



6.10.6 Reserved for Future Use

         There are no rates and charges contained in this section.

6.10.7   Reserved for Future Use

         There are no rates and charges contained in this section.

6.10.8   Optional Services

Note: Rates are subject to "true-ups" as determined by the Massachusetts DPU.


6.10.8.1     CALL USAGE DETAIL

---------------------------------------------------------------------------------------------------------
ID      SERVICE CATEGORY                       RATE ELEMENT               RATE                   USOC
---------------------------------------------------------------------------------------------------------
      Record Processing                  Per Record Processed           $0.00415
---------------------------------------------------------------------------------------------------------
      Data Transmission                  Per Record Transmitted         $0.000117
---------------------------------------------------------------------------------------------------------
      Tape or Cartridge                  Per Tape or Cartridge            $20.12
---------------------------------------------------------------------------------------------------------

6.10.8.2     ELECTRONIC CUSTOMER SERVICE RECORD RETRIEVAL
---------------------------------------------------------------------------------------------------------
ID      SERVICE CATEGORY                       RATE ELEMENT                RATE                   USOC
---------------------------------------------------------------------------------------------------------
      Electronic
      Customer Service                   Per Customer Record               $0.13
      Record Retrieval
---------------------------------------------------------------------------------------------------------

6.10.9 Reserved for Future Use

       There are no rates and charges contained in this section.

                                     APPENDIX 1, ATTACHMENT I

                         QUALIFIED BUSINESS LINES FOR VOLUME COMMITMENT
                                           MASSACHUSETTS

--------------------------------------------------------------------------------------------------------------
ACCESS LINES
--------------------------------------------------------------------------------------------------------------
Measured Business Service               1MB              ALS
--------------------------------------------------------------------------------------------------------------
Measured 4E                             BIM              ALX
--------------------------------------------------------------------------------------------------------------
Flat Business Service                   1FB              1LB
--------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks               ND8              NDT
--------------------------------------------------------------------------------------------------------------
PBX Trunks                              XMB              XFB
--------------------------------------------------------------------------------------------------------------
                  PBX Digital trunks    T2DMX            T4DOX
                                      ------------------------------------------------------------------------
                                        T2DOX            TDYMX
                                      ------------------------------------------------------------------------
                                        T4DMX            TDYOX
--------------------------------------------------------------------------------------------------------------
                  PBX Analog trunks     RM7              TG8              TBPCX           TM7
                                      ------------------------------------------------------------------------
                                        TIV              TGJTM            TCX             TM9
                                      ------------------------------------------------------------------------
                                        T2DIX            TGQ              TDD             TMB
                                      ------------------------------------------------------------------------
                                        T2DCX            TGZ              TDYIX           TMC
                                      ------------------------------------------------------------------------
                                        T3E              THN              TDYCX           TMK
                                      ------------------------------------------------------------------------
                                        T3U              THO              TEPCX           TMR
                                      ------------------------------------------------------------------------
                                        T3V              THQ              TF6             TMT
                                      ------------------------------------------------------------------------
                                        T4U              THU              TFB             TMU
                                      ------------------------------------------------------------------------
                                        T4V              THW              TFC             TP5CX
                                      ------------------------------------------------------------------------
                                        T4X              THZ              TFK             TS9
                                      ------------------------------------------------------------------------
                                        T5E              TJT              TFQ             TS90X
                                      ------------------------------------------------------------------------
                                        T5K              TKG              TFR             TW6
                                      ------------------------------------------------------------------------
                                        T5N              TKO              TFT             TYD
                                      ------------------------------------------------------------------------
                                        T50              TKV              TFU             TZQ
                                      ------------------------------------------------------------------------
                                        T86              TM2              TG2             TZZ
                                      ------------------------------------------------------------------------
                                        T87              TM3              TG7             TJB
                                      ------------------------------------------------------------------------
                                        TB2              TM5              TBB             TM6
--------------------------------------------------------------------------------------------------------------
                         CENTREX: **
---------------------------------------------------------------------------------------------------------------
**EXCLUDES:
---------------------------------------------------------------------------------------------------------------
1. Centrex systems priced under a special contract (ICB, FPO, LSO, Custom Pricing)
2. Centrex systems which serve multiple end user customers
---------------------------------------------------------------------------------------------------------------

           CENTREX PLUS
---------------------------------------------------------------------------------------------------------------
Measured DMS                               HMHJX
---------------------------------------------------------------------------------------------------------------
Measured 5ESS                              HMHUX
---------------------------------------------------------------------------------------------------------------
Measured 4E DMS                            HNHJX
---------------------------------------------------------------------------------------------------------------
Unlimited DMS                              HFHJX
---------------------------------------------------------------------------------------------------------------
Measured 4E 5ESS                           HNHUX
---------------------------------------------------------------------------------------------------------------
Unlimited 5ESS                             HFHUX
---------------------------------------------------------------------------------------------------------------
      CENTREX PLUS STATIONS/LINES
---------------------------------------------------------------------------------------------------------------
Primary station at principle location      RXR
---------------------------------------------------------------------------------------------------------------
Primary- Off Prem same CO.                 RX3
---------------------------------------------------------------------------------------------------------------
              INTELLIPATH
---------------------------------------------------------------------------------------------------------------
Measured - DMSIOO                          E6KJX
---------------------------------------------------------------------------------------------------------------
Measured - 5ESS                            E6KUX
---------------------------------------------------------------------------------------------------------------
UnfirTfited - DMS100                       E6EJX
---------------------------------------------------------------------------------------------------------------
Unlimited - 5ESS                           E6EUX
---------------------------------------------------------------------------------------------------------------
Measured 4E - DMSIOO                       E7QJX
---------------------------------------------------------------------------------------------------------------
Measured 4E - 5ESS                         E7QUX
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
             INTELLIPATH STATIONS / LINES
---------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise                                     R42
---------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise - Fully Restricted                  R45
---------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle premise                          R43
---------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle premise - Fully
Restricted                                                              R46
---------------------------------------------------------------------------------------------------------------
                  INTELLIPATH II
---------------------------------------------------------------------------------------------------------------
Measured - DMS1OO                                                       E7KJX                   EV7JX
---------------------------------------------------------------------------------------------------------------
Measured - 5ESS                                                         E7JUX                   EV7UX
---------------------------------------------------------------------------------------------------------------
Unlimited - DMS1OO                                                      EGDJX                   FV7JX
---------------------------------------------------------------------------------------------------------------
Unlimited - 5ESS                                                        EGDUX                   FV7UX
---------------------------------------------------------------------------------------------------------------
Measured 4E - DMS1OO                                                    EGQJX                   FVNJX
---------------------------------------------------------------------------------------------------------------
Measured 4E - 5ESS                                                      EGQUX                   FVNUX
---------------------------------------------------------------------------------------------------------------
           INTELLIPATH II STATIONS / LINES
---------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise                                     RXR
---------------------------------------------------------------------------------------------------------------
Primary Station - Principle premise - Fully Restricted                  RX5
---------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle premise                          RX3
---------------------------------------------------------------------------------------------------------------
Primary Station - other than Principle
premise - Fully Restricted                                              RX6
---------------------------------------------------------------------------------------------------------------

                            APPENDIX 1, ATTACHMENT 2

                  PRODUCT AND SERVICES ELIGIBLE FOR VTD DISCOUNT
                                 MASSACHUSETTS

-----------------------------------------------------------------------------------------------------------------------------
ACCESS LINES
-----------------------------------------------------------------------------------------------------------------------------
Measured Business Service                1MB           ALS
-----------------------------------------------------------------------------------------------------------------------------
Measured 4E                              BIM           ALX
-----------------------------------------------------------------------------------------------------------------------------
Flat Business Service                    1FB           1LB
-----------------------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks                ND8           NDT
-----------------------------------------------------------------------------------------------------------------------------
PBX Trunks
-----------------------------------------------------------------------------------------------------------------------------
             PBX Digital trunks          T2DMX         T4DOX
                                      ---------------------------------------------------------------------------------------
                                         T2DOX         TDYMX
                                      ---------------------------------------------------------------------------------------
                                         T4DMX         TDYOX
-----------------------------------------------------------------------------------------------------------------------------
             PBX Analog trunks           RM7           TG8            TBPCX         TM7
                                      ---------------------------------------------------------------------------------------
                                         T1V           TGJTM          TCX           TM9
                                      ---------------------------------------------------------------------------------------
                                         T2D1X         TGQ            TDD           TMB
                                      ---------------------------------------------------------------------------------------
                                         T2DCX         TGZ            TDY1X         TMC
                                      ---------------------------------------------------------------------------------------
                                         T3E           THN            TDYCX         TMK
                                      ---------------------------------------------------------------------------------------
                                         T3U           THO            TEPCX         TMR
                                      ---------------------------------------------------------------------------------------
                                         T3V           THQ            TF6           TMT
                                      ---------------------------------------------------------------------------------------
                                         T4U           THU            TFB           TMU
                                      ---------------------------------------------------------------------------------------
                                         T4V           THW            TFC           TP5CX
                                      ---------------------------------------------------------------------------------------
                                         T4X           THZ            TFK           TS9
                                      ---------------------------------------------------------------------------------------
                                         T5E           TJT            TFQ           TS90X
                                      ---------------------------------------------------------------------------------------
                                         T5K           TKG            TFR           TW6
                                      ---------------------------------------------------------------------------------------
                                         T5N           TKO            TFT           TYD
                                      ---------------------------------------------------------------------------------------
                                         T50           TKV            TFU           TZQ
                                      ---------------------------------------------------------------------------------------
                                         T86           TM2            TG2           TZZ
                                      ---------------------------------------------------------------------------------------
                                         T87           TM3            TG7           TJB
                                      ---------------------------------------------------------------------------------------
                                         TB2           TM5            TBB           TM6
-----------------------------------------------------------------------------------------------------------------------------
INTRA-LATA TOLL
-----------------------------------------------------------------------------------------------------------------------------
*MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
-----------------------------------------------------------------------------------------------------------------------------
Message Rate Service                                            N/A
-----------------------------------------------------------------------------------------------------------------------------
MTS, including Business Link Optional Calling Plan but          OVP             OV2
excluding all other Optional Calling Plans
-----------------------------------------------------------------------------------------------------------------------------
FEATURES
-----------------------------------------------------------------------------------------------------------------------------
*MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
-----------------------------------------------------------------------------------------------------------------------------
Touch Tone                                                      TTB
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding                                                 ESM
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Speed Calling 8 & Speed Calling 30             EZO
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling & Speed Calling 30           ESB
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling & Speed Calling 8            ESR
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding, Three Way Calling, Speed Calling 8 &           EZS
Speed Calling 30
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting                                                    ESX
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Speed Calling 30                ESG
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Speed Calling 8                 ESA
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding & Three Way Calling               ETC
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Speed Calling 8 & Speed          EZQ
Calling 30
-----------------------------------------------------------------------------------------------------------------------------

Call Waiting, Call Forwarding, Three Way Calling & Speed        ES5
Calling 30
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Three Way Calling & Speed        ES3
Calling 8
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Call Forwarding, Three Way Calling, Speed         EZT
Calling 8 & Speed Calling 30
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Speed Calling 8 & Speed Calling 30                EZN
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Three Way Calling & Speed Calling 30              ET3
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Three Way Calling & Speed Calling 8               ET8
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting, Three Way Calling, Speed Calling 8 &              EZR
Speed Calling 30
-----------------------------------------------------------------------------------------------------------------------------
Speed Calling 30                                                E3D
-----------------------------------------------------------------------------------------------------------------------------
Speed Calling 8                                                 E8C
-----------------------------------------------------------------------------------------------------------------------------
Three Way Calling                                               ESC
-----------------------------------------------------------------------------------------------------------------------------
Three Way Calling, Speed Calling 8 & Speed Calling 30           EZP
-----------------------------------------------------------------------------------------------------------------------------
Call Forwarding II                                              CFZ             GCZ                     E5E
-----------------------------------------------------------------------------------------------------------------------------
PHONE SMART SERVICES
-----------------------------------------------------------------------------------------------------------------------------
"MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
-----------------------------------------------------------------------------------------------------------------------------
*69                                                             NSS
-----------------------------------------------------------------------------------------------------------------------------
*69 (Per Activation Charge)
-----------------------------------------------------------------------------------------------------------------------------
*69 Denial                                                      HBS
-----------------------------------------------------------------------------------------------------------------------------
Call Trace Denial                                               HBG
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting ID                                                 NWT
-----------------------------------------------------------------------------------------------------------------------------
Call Waiting ID with Name                                       N7PXA
-----------------------------------------------------------------------------------------------------------------------------
Call Trace (Per Activation Charge)
-----------------------------------------------------------------------------------------------------------------------------
Caller ID                                                       NSD
-----------------------------------------------------------------------------------------------------------------------------
Caller ID with Name                                             NNK
-----------------------------------------------------------------------------------------------------------------------------
Caller ID Manager                                               NWL
-----------------------------------------------------------------------------------------------------------------------------
Caller ID Manager with Name                                     NNW
-----------------------------------------------------------------------------------------------------------------------------
Per Call Blocking
-----------------------------------------------------------------------------------------------------------------------------
Per Line Blocking                                               NBJ
-----------------------------------------------------------------------------------------------------------------------------
Repeat Dialing                                                  NSQ
-----------------------------------------------------------------------------------------------------------------------------
Repeat Dialing (Per Activation Charge)
-----------------------------------------------------------------------------------------------------------------------------
Repeat Dialing & *69                                            NSP
-----------------------------------------------------------------------------------------------------------------------------
Repeat Dialing Denial                                           HBQ
-----------------------------------------------------------------------------------------------------------------------------

                                   Page 2 of 2